UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             October 7, 2010

Stoneridge, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-13337	34-1598949
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9400 East Market Street
Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (330) 856-2443

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2010, Stoneridge, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with certain members of, or trustees of trusts for the benefit of members of, the D.M. Draime family, as identified below (collectively, the “Draime Family Parties”), including Jeffrey P. Draime, a member of the Company’s Board of Directors, in his capacity as trustee over various trusts.

The Company and the Draime Family Parties entered into the Letter Agreement in connection with the Company’s filing of a registration statement on Form S-3 with the U.S. Securities and Exchange Commission (the “SEC”), which was filed in contemplation of a secondary offering of Company Common Shares (the “Offering”) by the Draime Family Parties.

Pursuant to the Letter Agreement, the Draime Family Parties have agreed, jointly and severally, to pay for (or reimburse the Company for the payment of) all fees and expenses incurred by the Company in connection with the Offering, including, but not limited to:

•	underwriting discounts and commissions;
•	all fees and expenses incident to the Company’s performance under or compliance with any applicable underwriting or purchase agreement;
•	all registration and filing fees (including all SEC registration fees and FINRA filing fees);
•	fees and expenses of complying with securities and blue sky laws;
•	printing expenses;
•	costs of distributing any prospectuses in preliminary and final form as well as supplements thereto; and
•	fees and expenses of the Company’s counsel, accountants and other persons reasonably retained by the Company.

The Draime Family Parties, which are signatories to the Letter Agreement, are as follows:

Cecile M. Draime, Trustee under the	Jeffrey P. Draime, Trustee under the
David M. Draime Irrevocable Trust Under	Jeffrey P. Draime Living Trust dated
Agreement dated June 4, 2003	December 28, 1990, as amended

Jeffrey P. Draime, Successor Trustee under the	Jeffrey P. Draime, Trustee under the Scott N.
D. Max Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated April 10, 1995 for the benefit of	dated December 23, 1996 for the benefit of
Scott N. Draime	Elizabeth Draime

Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Trustee under the Scott N.
Draime Dynasty Trust Under Agreement	Draime Dynasty Trust Under Agreement
dated December 23, 1996 for the benefit of	dated December 23, 1996 for the benefit of
Stephanie Draime	Jennifer Draime

Jeffrey P. Draime, Trustee under the Scott N.	Jeffrey P. Draime, Successor Trustee under
Draime Dynasty Trust Under Agreement	the Rebecca M. Gang Dynasty Trust Under
dated December 23, 1996 for the benefit of	Agreement dated March 28, 1997 for the
Alexandra Draime	benefit of Hannah Marie Gang

Jeffrey P. Draime, Successor Trustee under	Rebecca M. Gang
the Rebecca M. Gang Dynasty Trust Under
Agreement dated March 28, 1997 for the
benefit of Sarah Irene Gang

Scott N. Draime, Successor Trustee under	Scott N. Draime, Successor Trustee under
the D. Max Draime Dynasty Trust Under	the D. Max Draime Dynasty Trust Under
Agreement dated April 10, 1995 for the	Agreement dated April 10, 1995 for the
benefit of Jeffrey P. Draime	benefit of Rebecca M. Gang

Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of David Alexander Draime	for the benefit of Lilia Christine Draime

Scott N. Draime, Trustee under the	Scott N. Draime, Trustee under the
Jeffrey P. Draime Dynasty Trust Under	Jeffrey P. Draime Dynasty Trust Under
Agreement dated December 23, 1996	Agreement dated December 23, 1996
for the benefit of Mary Cecile Draime	for the benefit of Joseph Richard Draime

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated October 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: October 11, 2010	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Exhibit Index

10.1	Letter Agreement, dated October 7, 2010